Nationwide Life Insurance Company • Nationwide Provident VA Separate Account 1 • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A • Nationwide Provident VLI Separate Account A

Prospectus supplement dated December 15, 2011 to
VIP (NLIC and NLAIC) prospectus dated May 2, 1994;
Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) prospectus dated May 1, 2000;
Options VIP (NLAIC) prospectus dated May 1, 2001;
VIP Premier DCA (NLIC and NLAIC) prospectus dated November 1, 2001;
VIP Extra Credit (NLIC and NLAIC), Market Street VIP/2 (NLIC), and Options VL (NLAIC) prospectus dated May 1, 2002;
Market Street VIP/2 (NLAIC), Survivor Options Premier (NLIC and NLAIC), Options Elite (NLIC), and
Options Premier (NLAIC) prospectus dated May 1, 2008;
Options Plus (NLIC), Options Premier (NLIC), and Options (NLIC) prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about January 9, 2012, AllianceBernstein L.P. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager International Value Fund and will be replaced by Dimensional Fund Advisors LP.  JPMorgan Investment Management Inc. will continue to be a sub-adviser to the Fund.